Future accounting policy changes	12 Months Ended
Oct. 31, 2023
Text Block [Abstract]
Future accounting policy changes

Note 31	Future accounting policy changes

IFRS 17 “Insurance Contracts” (IFRS 17)
IFRS 17, issued in May 2017, replaces IFRS 4 “Insurance Contracts” (IFRS 4). In June 2020, the IASB issued amendments to IFRS 17 partly aimed at helping companies implement the standard. IFRS 17, incorporating the amendments, is effective for annual reporting periods beginning on or after January 1, 2023, which for us will be November 1, 2023. IFRS 17 provides comprehensive guidance on the recognition, measurement, presentation and disclosure of insurance contracts we issue and reinsurance contracts we hold. IFRS 17 requires groups of insurance contracts to be established and measured on the basis of fulfilment cash flows using the measurement models outlined by the standard. Insurance contracts under the General Measurement Model (GMM) are measured based on the present value of fulfilment cash flows, a risk adjustment for non-financial risks, and a contractual service margin (CSM) representing our unearned profits on a portfolio basis, further disaggregated into profitability groups. We expect to apply GMM to our insurance contracts with contract boundaries exceeding a year. Contracts under the Premium Allocation Approach (PAA) are measured on the basis of premiums received and related cash flows. We expect to apply the PAA measurement model to our insurance contracts with contract boundaries shorter than a year. Under both measurement models, the liability for incurred claims is measured on the basis of fulfilment cash flows relating to claims incurred. Key differences between IFRS 4 and IFRS 17 which are applicable to CIBC include the following:
•
Under IFRS 4, gains or losses from new business are recognized immediately. Under IFRS 17, gains from new business are deferred and recognized over time as insurance services are provided. If a group of contracts is expected to be onerous at initial recognition or turns onerous subsequently, the losses will be recognized immediately.

•
Under IFRS 4, the discount rate used to measure the insurance contract liability is determined on the basis of the assets supporting the insurance liability. Under IFRS 17, the discount rate used to measure the insurance contracts issued and reinsurance held is based upon the characteristics of the insurance contract.

We
expect to adopt IFRS 17 retrospectively for the fiscal year beginning November 1, 2023, with a restatement of the
2023 comparative period. The after-tax reduction to retained earnings is expected to be approximately $55 million at the beginning of the comparative year as of November 1, 2022.
International Tax Reform Pillar Two Model Rules – Amendments to IAS 12 “Income Taxes” (IAS 12)
On May 23, 2023, the IASB issued “International Tax Reform – Pillar Two Model Rules”, which amended IAS 12, to provide temporary relief from the accounting and disclosure for deferred taxes arising from the implementation of Pillar Two model rules published by the Organisation for Economic Co-operation and Development. The Pillar Two model rules provide a general framework for the implementation of a
15
% global minimum tax, which is to be applied on a jurisdiction by jurisdiction basis. CIBC has retrospectively adopted this amendment and applied the exception to recognizing and disclosing deferred taxes related to Pillar Two income taxes. Further amendments require certain additional disclosures on Pillar Two income tax exposures as of CIBC’s fiscal year beginning November 1, 2023.